UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2010 (July 27, 2010)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place Norfolk, Virginia 23510-9241	(757) 629-2680
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition and

On July 27, 2010, the Registrant issued a Press Release reporting second quarter results for 2010, posted its Quarterly Financial Review - Second Quarter 2010 on its website, www.nscorp.com, , and held a live audio webcast to discuss such results. In connection with the webcast, the Registrant is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference to this Item 2.02: the conference call transcript attached as Exhibit 99.1 hereto and the webcast slides attached as Exhibit 99.2 hereto. These documents are also posted on the Registrant’s website under the “Investors” tab

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Conference Call Transcript dated July 27, 2010
99.2	Webcast Slides dated July 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Howard D. McFadden
Name:	Howard D. McFadden
Title:	Corporate Secretary

Date: July 29, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Conference Call Transcript dated July 27, 2010
99.2	Webcast Slides dated July 27, 2010